Exhibit 10.1

                          COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                  AMENDMENT NO. 8 OF THE 1998 PLAN RESTATEMENT


     Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment Nos. 1through 8, as permitted under Section 10.1 of the Plan, in order to comply with Section 101(b)(4) of the Pension Funding Equity Act of 2004, as follows:


1. Section 11.2, entitled "Maximum Annual Benefit", is amended effective April 1, 2004 by adding new Section 11.2(e) to read as follows:

     "(E)  ADJUSTMENT  FOR CERTAIN OTHER FORMS OF BENEFIT.  NOTWITHSTANDING  ANY
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OTHER  PROVISION IN THE PLAN, IF THE ANNUAL BENEFIT IS PAYABLE UNDER THE PLAN IN
A FORM OTHER THAN A SINGLE LIFE ANNUITY (WITH NO ANCILLARY BENEFITS), THE APPLICATION OF THE LIMITS IN SECTION 11.2(A) SHALL BE MADE BY ADJUSTING THE BENEFIT SO THAT IT IS THE EQUIVALENT OF A SINGLE LIFE ANNUITY (WITH ANCILLARY BENEFITS) AS PROVIDED IN CODE SECTION 415(B)(2)(A). WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE, IN THE CASE OF A BENEFIT PAYABLE IN A FORM SUBJECT TO CODE SECTION 417(E) (E.G., A LUMP SUM PAYMENT), THE INTEREST RATE SHALL NOT BE LESS THAN THE GREATER OF THE APPLICABLE INTEREST RATE DESCRIBED IN
SECTION 1.4 OR ANY OTHER RATE SPECIFIED IN THE PLAN PROVIDED, HOWEVER, THAT IN THE CASE OF PLAN YEARS BEGINNING IN 2004 AND 2005, THE INTEREST RATE SHALL NOT BE LESS THAN THE GREATER OF 5.5% OR ANY OTHER RATE SPECIFIED IN THE PLAN."

     IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorize officer of the Corporation this 22nd day of December, 2006, to be effective as of the dates recited herein.


                                           COLUMBUS McKINNON CORPORATION

                                           By     /S/ Timothy R. Harvey
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                                           Title: Secretary
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